NMF Form N-SAR 10-31-13
Item No. 77.O - RULE 10f-3 AFFILIATED UNDERWRITER SYNDICATE TRANSACTIONS

Adviser / Sub-Adviser "
HighMark Capital Management
"

Nationwide Fund "
Nationwide Enhanced Income Fund
"

Issuer "TransCanada Pipeline"

Underwriter "
Deutsche Bank"
Affiliated Participant Underwriter "Mitsubishi UFJ Securities USA Inc."

Aggregate Principal Purchase Amount "
$2,000,000"
Aggregate Principal Offering Amount "$500,000,000"

Commission or % of Offering "
0.45%"

Purchase Date "06/28/13"

Adviser / Sub-Adviser "

BlackRock Investment Management, LLC"

Nationwide Fund "
Nationwide Bond Index Fund"

Issuer "The Allstate Corporation"

Underwriter "
Goldman Sachs & Co"
Affiliated Participant Underwriter "PNC Capital Markets LLC"

Aggregate Principal Purchase Amount "$14,800,000"
Aggregate Principal Offering Amount "$500,000,000"

Commission or % of Offering "
0.875%"

Purchase Date "06/04/13"

Adviser / Sub-Adviser "
BlackRock Investment Management, LLC

"

Nationwide Fund "
Nationwide Bond Index Fund"

Issuer "Wellpoint Inc."

Underwriter "Morgan Stanley & Co LLC"
Affiliated Participant Underwriter "PNC Capital Markets LLC"

Aggregate Principal Purchase Amount "
$52,350,000"
Aggregate Principal Offering Amount "$600,000,000"

Commission or % of Offering "
0.875%"

Purchase Date "07/30/13"

Adviser / Sub-Adviser "

BlackRock Investment Management, LLC

"

Nationwide Fund "
Nationwide Bond Index Fund"

Issuer "CA Inc."

Underwriter "
Merrill Lynch, Pierce, Fenner & Smith Inc."
Affiliated Participant Underwriter "PNC Capital Markets LLC"

Aggregate Principal Purchase Amount "$20,000,000"
Aggregate Principal Offering Amount "$250,000,000"

Commission or % of Offering "0.65%
"

Purchase Date "08/13/13"

Adviser / Sub-Adviser "

BlackRock Investment Management, LLC

"

Nationwide Fund "
Nationwide Bond Index Fund"

Issuer "
Citigroup Inc."

Underwriter "U.S. Bancorp Investments, Inc."
Affiliated Participant Underwriter "PNC Capital Markets LLC
"

Aggregate Principal Purchase Amount "$35,000,000"
Aggregate Principal Offering Amount "$1,420,000,000"

Commission or % of Offering "0.45%"

Purchase Date "09/10/13"

Adviser / Sub-Adviser "

UBS Global Asset Management (Americas)"

Nationwide Fund "
Nationwide High Yield Fund"

Issuer "
Continental Resources"

Underwriter "
Bank of America Securities"
Affiliated Participant Underwriter "UBS Investments Bank"

Aggregate Principal Purchase Amount "$13,000,000"
Aggregate Principal Offering Amount "$1,500,000,000"

Commission or % of Offering "
1.375%"

Purchase Date "04/02/13"

Adviser / Sub-Adviser "

UBS Global Asset Management (Americas)"

Nationwide Fund "
Nationwide High Yield Fund"

Issuer "
ABC Supply Co. Inc."

Underwriter "
Deutsche Bank Securities"
Affiliated Participant Underwriter "UBS Investment Bank"

Aggregate Principal Purchase Amount "$1,750,000"
Aggregate Principal Offering Amount "$500,000,000"

Commission or % of Offering "
2.0%"

Purchase Date "04/04/13"

Adviser / Sub-Adviser "

UBS Global Asset Management (Americas)"

Nationwide Fund "
Nationwide High Yield Fund"

Issuer "Regency Energy Partners"

Underwriter "
J.P. Morgan Securities, LLC"
Affiliated Participant Underwriter "UBS Investment Bank"

Aggregate Principal Purchase Amount "
$5,000,000"
Aggregate Principal Offering Amount "$600,000,000"

Commission or % of Offering "1.5%"

Purchase Date "

04/24/13"

Adviser / Sub-Adviser "

UBS Global Asset Management (Americas)"

Nationwide Fund "
Nationwide Global Equity"

Issuer "
BB Seguridade Participacoes S.A."

Underwriter "
J.P. Morgan Securities, LLC"
Affiliated Participant Underwriter "UBS Investment Bank"

Aggregate Principal Purchase Amount "$750,000"
Aggregate Principal Offering Amount "$500,000,000"

Commission or % of Offering "
0.0765%"

Purchase Date "
04/26/13"

Adviser / Sub-Adviser "

UBS Global Asset Management (Americas)"

Nationwide Fund "
Nationwide High Yield Fund"

Issuer "
Ineos Group Holdings
"

Underwriter "Citigroup Global Markets"
Affiliated Participant Underwriter "UBS Investment Bank"

Aggregate Principal Purchase Amount "$4,000,000"
Aggregate Principal Offering Amount "$678,000,000"

Commission or % of Offering "
0.5%"

Purchase Date "
05/02/13"

Adviser / Sub-Adviser "

UBS Global Asset Management (Americas)"

Nationwide Fund "
Nationwide High Yield Fund"

Issuer "
Cequel Com Hldg"

Underwriter "
CS First Boston"
Affiliated Participant Underwriter "UBS Investment Bank
"

Aggregate Principal Purchase Amount "$7,000,000"
Aggregate Principal Offering Amount "$750,000,000"

Commission or % of Offering "
0.075%"

Purchase Date "
05/13/13"

Adviser / Sub-Adviser "

UBS Global Asset Management (Americas)"

Nationwide Fund "
Nationwide High Yield Fund"

Issuer "
Intelsat Jackson Hldg"

Underwriter "
CS First Boston"
Affiliated Participant Underwriter "UBS Investment Bank"

Aggregate Principal Purchase Amount "$4,000,000"
Aggregate Principal Offering Amount "$2,000,000,000"

Commission or % of Offering "0.98%"

Purchase Date "05/21/13"

Adviser / Sub-Adviser "

UBS Global Asset Management (Americas)"

Nationwide Fund "
Nationwide High Yield Fund"

Issuer "
Legacy Reserves Fin Corp."

Underwriter "
Wells Fargo Securities"
Affiliated Participant Underwriter "UBS Investment Bank"

Aggregate Principal Purchase Amount "$2,952,150"
Aggregate Principal Offering Amount "$246,012,500"

Commission or % of Offering "
1.9%"

Purchase Date "
05/22/13"

Adviser / Sub-Adviser "

UBS Global Asset Management (Americas)"

Nationwide Fund "
Nationwide High Yield Fund"

Issuer "
Mustang Merger Corp.
"

Underwriter "Bank of America"
Affiliated Participant Underwriter "UBS Investment Bank"

Aggregate Principal Purchase Amount "
$8,000,000"
Aggregate Principal Offering Amount "$200,000,000
"

Commission or % of Offering "2.5%"

Purchase Date "08/08/13"

Adviser / Sub-Adviser "

UBS Global Asset Management (Americas)"

Nationwide Fund "
Nationwide High Yield Fund"

Issuer "
Oasis Petroleum Inc."

Underwriter "Wells Fargo Corp."
Affiliated Participant Underwriter "UBS Investment Bank"

Aggregate Principal Purchase Amount "$5,000,000"
Aggregate Principal Offering Amount "$1,000,000,000"

Commission or % of Offering "1.4%"

Purchase Date "09/10/13"

Adviser / Sub-Adviser "

UBS Global Asset Management (Americas)"

Nationwide Fund "
Nationwide High Yield Fund"

Issuer "Hercules Offshore Inc."

Underwriter "

Deutsche Bank."
Affiliated Participant Underwriter "UBS Investment Bank"

Aggregate Principal Purchase Amount "$2,000,000"
Aggregate Principal Offering Amount "$300,000,000"

Commission or % of Offering "1.5%"

Purchase Date "09/17/13
"

Adviser / Sub-Adviser "

UBS Global Asset Management (Americas)"

Nationwide Fund "
Nationwide High Yield Fund"

Issuer "
Caesars Entertainment Group."

Underwriter "
Citigroup Global Markets Hldgs."
Affiliated Participant Underwriter "UBS Investment Bank"

Aggregate Principal Purchase Amount "$5,000,000"
Aggregate Principal Offering Amount "$1,000,000,000"

Commission or % of Offering "1.364%"

Purchase Date "09/27/13"